Exhibit 99.29

News Release

FOR IMMEDIATE RELEASE

(REVISED)

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

ALLIANCE CAPITAL ANNOUNCES SEPTEMBER 30, 2002 ASSETS UNDER MANAGEMENT

THIRD QUARTER EARNINGS CONFERENCE CALL TO BE HELD ON OCTOBER 31

New York, NY, October 11, 2002 — Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC) and Alliance Capital Management L.P. (“Alliance Capital”) today reported preliminary assets under management (AUM) of approximately $369 billion at September 30, 2002 compared to $395 billion at August 31, 2002 and $418 billion at September 30, 2001.

Total AUM at September 30, 2002 decreased by approximately 6.6% or $26 billion from August 31, 2002 and decreased approximately 11.7% or $49 billion from September 30, 2001. The decrease from August 31, 2002 primarily resulted from market depreciation. In the month of September, the S&P 500 declined by 10.9%, the Russell 1000 Growth Index declined by 10.4% and the Russell 1000 Value Index decreased by 11.1%.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

($ billions)

	At September 30, 2002 (preliminary)				At Aug 31, 2002	At Dec 31, 2001*	At Sep 30, 2001*
	Retail	Institutional Investment Management	Private Client	Total	Total	Total	Total
Equity
Growth	$40	$65	$3	$108	$120	$173	$156
Value	21	44	23	88	99	101	88
Total Equity	61	109	26	196	219	274	244

Fixed Income	69	72	11	152	152	146	145

Passive	2	19	0	21	24	32	29

Total	$132	$200	$37	$369	$395	$452	$418

* AUM previously reported as of each date prior to March 31, 2002, have been restated to reflect the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes assets managed by unconsolidated affiliates.

CONFERENCE CALL INFORMATION RELATING TO THIRD QUARTER 2002 RESULTS

Alliance Capital’s management will review third quarter 2002 financial and operating results on Thursday, October 31, 2002, during a conference call at 3:00 p.m. (Eastern Time) that will be hosted by Chairman and Chief Executive Officer, Bruce W. Calvert; President and Chief Operating Officer, John D. Carifa; and Chief Investment Officer and Vice Chairman, Lewis A. Sanders.

Parties interested in listening to the conference call may access it by either telephone or webcast.

1.               To listen by telephone, please dial 888-428-4469 in the U.S. or 612-288-0340 outside the U.S., ten minutes before the 3:00 p.m. (Eastern Time) scheduled start time.  Please indicate access code “Alliance” when dialing in.

2.               To listen by webcast, please visit Alliance Capital’s Investor Relations website at http://ir.alliancecapital.com at least fifteen minutes prior to the call to download and install any necessary audio software.

The presentation slides that will be reviewed during the conference call are expected to be available on the morning of October 31, 2002 on Alliance Capital’s website at the above web address.

A replay of the conference call will be made available for one week beginning at 6:30 p.m. (Eastern Time) October 31, 2002. In the U.S. please call 800-475-6701 or for callers outside the U.S. 320-365-3844, and provide the access code 655902.  The replay will also be available via webcast on Alliance Capital’s website for one week.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations,

Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world.

Alliance Holding owns approximately 30% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Capital Units, representing an approximate 53% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

News Release

FOR IMMEDIATE RELEASE

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

ALLIANCE CAPITAL ANNOUNCES SEPTEMBER 30, 2002 ASSETS UNDER MANAGEMENT

THIRD QUARTER EARNINGS CONFERENCE CALL TO BE HELD ON OCTOBER 31

New York, NY, October 11, 2002 — Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC) and Alliance Capital Management L.P. (“Alliance Capital”) today reported preliminary assets under management (AUM) of approximately $369 billion at September 30, 2002 compared to $395 billion at August 31, 2002 and $418 billion at September 30, 2001.

Total AUM at September 30, 2002 decreased by approximately 6.6% or $26 billion from August 31, 2002 and decreased approximately 13.6% or $57 billion from September 30, 2001. The decrease from August 31, 2002 primarily resulted from market depreciation. In the month of September, the S&P 500 declined by 11.0%, the Russell 1000 Growth Index declined by 10.5% and the Russell 1000 Value Index decreased by 11.3%.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

($ billions)

	At September 30, 2002 (preliminary)				At Aug 31, 2002	At Dec 31, 2001*	At Sep 30, 2001*
	Retail	Institutional Investment Management	Private Client	Total	Total	Total	Total
Equity
Growth	$40	$65	$3	$108	$120	$173	$156
Value	21	44	23	88	99	101	88
Total Equity	61	109	26	196	219	274	244

Fixed Income	69	72	11	152	152	146	145

Passive	2	19	0	21	24	32	29

Total	$132	$200	$37	$369	$395	$452	$418

* AUM previously reported as of each date prior to March 31, 2002, have been restated to reflect the reclassification of institutional cash management and sub-advised variable annuity accounts from Institutional Investment Management to Retail and certain Private Client accounts to Retail and Institutional Investment Management.  AUM now also excludes assets managed by unconsolidated affiliates.

CONFERENCE CALL INFORMATION RELATING TO THIRD QUARTER 2002 RESULTS

Alliance Capital’s management will review third quarter 2002 financial and operating results on Thursday, October 31, 2002, during a conference call at 3:00 p.m. (Eastern Time) that will be hosted by Chairman and Chief Executive Officer, Bruce W. Calvert; President and Chief Operating Officer, John D. Carifa; and Chief Investment Officer and Vice Chairman, Lewis A. Sanders.

Parties interested in listening to the conference call may access it by either telephone or webcast.

1.               To listen by telephone, please dial 888-428-4469 in the U.S. or 612-288-0340 outside the U.S., ten minutes before the 3:00 p.m. (Eastern Time) scheduled start time.  Please indicate access code “Alliance” when dialing in.

2.               To listen by webcast, please visit Alliance Capital’s Investor Relations website at http://ir.alliancecapital.com at least fifteen minutes prior to the call to download and install any necessary audio software.

The presentation slides that will be reviewed during the conference call are expected to be available on the morning of October 31, 2002 on Alliance Capital’s website at the above web address.

A replay of the conference call will be made available for one week beginning at 6:30 p.m. (Eastern Time) October 31, 2002. In the U.S. please call 800-475-6701 or for callers outside the U.S. 320-365-3844, and provide the access code 655902.  The replay will also be available via webcast on Alliance Capital’s website for one week.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations,

Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world.

Alliance Holding owns approximately 30% of the units of limited partnership interest in Alliance Capital. AXA Financial, Inc. owns approximately 2% of the outstanding Alliance Holding Units and approximately 52% of the outstanding Alliance Capital Units, representing an approximate 53% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.